ONCOTELIC THERAPEUTICS

Transformative Growth Focus

June 2022

WWW.ONCOTELIC.COM

Focus on Transformative Growth

PointR AI

Mateon re-IPO

Oncotelic re-IPO as Sapu

- Building shareholder value through transformative growth
  - Asset acquisition => Asset repositioning for success => Spin off
- Multiple shots on goal
- Equity Holding
- Accelerated Growth


KEYTRUDA
(pembrolizumab)
windlas
PointR.AI
ONCOTELIC
THERAPEUTICS
MATEON
THERAPEUTICS
ONCOTELIC
TECENTRIQ
atezolizumab

ONCOTELIC THERAPEUTICS

Building Shareholder Value

- Oncotelic is building value by acquiring asset, strengthening the asset, and spinning off the asset.
- Oncotelic shareholder value increases as our subsidiary/partner companies grow in value
  - OTLC is now the proxy for coming IPO of Sapu in HK
  - 45% ownership / 50M in RPV/ 27M in initial investment

	Acquisition	Value Creation-Regulatory	Value Creation-Clinical	Spin Off	Return Value	
ONCOTELIC	OT-101/ TGF-β Antisense	RPD for DIPG / ODD for GBM, Panc, Mel	Efficacy Demonstrated against GBM, Panc, CRC, and COVID	Golden Mountain Partner/ HK IPO in 12-18 months/ Sapu/ CTIC	45% Equity Stake/ 50M in RPV/ 27M Initial investment	SAPU BIOSCIENCE
MATEON THERAPEUTICS	CA4P / Oxi4503/ VDA	RPDs for Mel and AML / ODD for Mel, GBM, AML	Efficacy demonstrated in AML and solid tumors	Near Completion		
PointR.AI	Vision Grid/ AI	Manufacturing of the future	Next generation nanomedicines	In Discussion		
windlas	Artemisinin/ Antiviral	Traditional Medicine	ARTI19- Active against mild and moderate COVID	In Discussion		
	Apomorphine/ Intranasal	505(b)2 for Parkinson/ NDA for ED and FSD	Efficacy demonstrated for ED/ FSD/ and Parkinson			

ONCOTELIC THERAPEUTICS

➢Sapu Bioscience IPO

SEHK Listing Rules / 18A Listings



Traditional Listings

- Listing applicant must satisfy one of the three financial requirement tests regarding the revenue/profit of the listing applicant



Chapter 18A Listings

- Listing applicant does not need to satisfy any of the three financial requirement tests

Chapter 18A key requirements

- ✓ Applicant must be "eligible and suitable" for biotech listing, meaning that:
- ✓ It must have developed at least one core product beyond the concept stage
  - ✓ Core Product: A biotech product that is required by applicable laws to be evaluated and approved by a competent authority based on clinical data before it could be marketed and sold in the market, forming the basis of a Chapter 18A listing application
- ✓ It must have been primarily engaged in R&D for the core product (for a minimum of 12 months prior to listing)
- ✓ The primary reason for the listing must be to raise funds for R&D to bring the core product to commercialisation
- ✓ It must have registered patents, patent applications and IP in relation to its core product
- ✓ It must have a pipeline of the core product
- ✓ It must have previously received "meaningful third party investments" from at least one "Sophisticated Investor" at least six months before the date of proposed listing
- ✓ Anticipated minimum valuation of 200M / Range 1-5B
- ✓ IPO is on track for 2023

Past Pre-Revenue Biotech IPOs

Listing Date	Company	Amount Raised (HK$)	Therapeutic Area
03/11/2020	JW (Cayman) Therapeutics 药明巨诺（开曼）(2126)	1,162.5M	Oncology (hematologic cancer)
09/11/2020	RemeGen 荣昌生物制药(9995)	1,595M	Autoimmune Oncology (lung and urothelial) Ophthalmic
20/11/2020	Antengene 德琪医药 (6996)	1,393.5M	Autoimmune Oncology
10/12/2020	HBM 和铂医药 (2142)	684.5M	Autoimmune Oncology
21/12/2020	Jacobio Pharmaceuticals 加科思药业 (1167)	675.4M	Oncology
04/02/2021	MicroPort CardioFlow Medtech 微创心通医疗科技 (2160)	1,254.2M	Valvular heart disease
08/02/2021	Suzhou Basecare Medical 苏州贝康医疗 (2170)	912M	Assisted reproduction
18/02/2021	New Horizon Health 诺辉健康 (6606)	1,900M	Oncology (colorectal cancer)
29/04/2021	Zhaoke Ophthalmology 兆科眼科 (6622)	830M	Ophthalmic
18/06/2021	CARsgen Therapeutics 科济药业 (2171)	1,553.8M	Oncology (hematologic cancer)

ONCOTELIC THERAPEUTICS

➢Treatments for Aging and Age-related Diseases



Sapu Bioscience TGF-β Platform


NETs
• Inflammation
• Thrombosis
• Aging
Il-6
• Inflammation
• Systemic
TGFBIp
• Inflammation
• Vascular
IgA
• Vasculitis
• IgA
ENAC
• Pneumonia
• Wet Cough
Fibrobl ast
• Fibrosis
• Scarring
• Aging

- Sapu has IP coverage for TGF-β antisense (OT-101 as platform technology for treatment of cancers, viral diseases, and aging.
- OT-101 is active singly or in combination with other agents
  - TGF-β recruits neutrophils into the site of inflammation laying down neutrophil extracellular traps (NET's) responsible for capillaritis, fibrin deposition, mucositis in COVID-19 [Barnes BJ et al. J Exp Med. 2020;217(6):e20200652.].
  - TGF-β inhibits ENaC and causes fluid accumulation in the lung and ARDS/pneumonia. [Pittet JF et al. J Clin Invest. 2001;107(12):1537-1544.].
  - TGF-β induces late stage fibrosis compromising lung capacity even after recovery [Wang L et al. Int J Clin Exp Pathol. 2019;12(7):2604-2612. Published 2019 Jul 1].
  - TGF-β induces IL-6 leading to systemic inflammation and "cytokine storm". [Turner M et al. Cytokine. 1990;2(3):211-216.].
  - TGF-β induces TGFBIp leading to vascular inflammation. Park et al. found that TGFBIp and its derivative TGFBIp K676Ac, acetylated 676th lysine TGFBIp, are elevated in the blood of SARS-CoV-2 pneumonia patients (n=113); especially in intensive care unit (ICU) patients than non-ICU patients [Park HH et al. Sci. Adv. 2020; DOI: 10.1126/sciadv.abc1564.].
  - TGF-β induces IgA class switching leading to IgA vasculitis/ Kawasaki Disease syndrome. A significant positive association was found between SARS-CoV-2 specific IgA level and the APACHE II score in critically ill patients with COVID 19 (r=0.72, P=0.01) [Yu HQ et al. Eur Respir J. 2020;2001526.].

ONCOTELIC THERAPEUTICS

Sapu Bioscience Pipeline

Discovery	Preclinical	Phase 1	Phase 2	Phase 3
Oncology				
OT-101 -IV	Solid Tumors	Proleukin/ Clinigen		
OT-101-IV	Mesothelioma	Keytruda/ Merck		
OT-101- IV	NSCLC	Tecentriq/ Genentech		
OT-101- IV	PDAC	Sapu Bioscience	P001– Good efficacy signal	
OT-101- CED	DIPG/ RPD Voucher	Sapu Bioscience		
OT-101- CED	GBM	Sapu Bioscience	G004 – Good efficacy signal	
Virology				
OT-101- IV	COVID	Sapu Bioscience	C001- Good efficacy signal	
Discovery				
OT-101/LNP				
OT-101/Intranasal				

- Immunotherapy is transforming oncology especially for those who are tumor mutational burden-high (TMB-H) [≥10 mutations/megabase (mut/Mb)]- especially in Mismatch Repair–Deficient tumors. [PD-1 Blockade in Mismatch Repair–Deficient, Locally Advanced Rectal Cancer. A. Cercek].
- Cancers evade innate immunity by expressing high level of TGF-β
- OT-101- a TGF-β antisense- restore innate immunity and allow immunotherapy to be effective.
- At Sapu, OT-101 is being combined with most known immunotherapies including Keytruda/ Merck and Tecentriq/Genentech and Proleukin/Clinigen. MPM and NSCLC are shown here. Others are in various stages of initiation
- Additional programs are being added including the anti-aging program

ONCOTELIC THERAPEUTICS

Targeted Revenue > 1B

- Of the top 7 cancer drugs- Keytruda, Opdivo, and Tecentriq belong to the checkpoint inhibitor class. By potentiating these drugs, OT-101 is expected to match their revenue

Drug	Company	FDA Approval	Indication	2021 Sales
Keytruda	**Merck**	**2014**	**melanoma, NSCLC, HNSCC, classical HL, primary mediastinal large B-cell lymphoma, urothelial carcinoma, CRC, gastric cancer, esophageal cancer, cervical cancer, hepatocellular carcinoma, Merkel cell carcinoma, renal cell carcinoma, endometrial carcinoma, tumor mutational burden-high (TMB-H) cancer, cutaneous squamous cell carcinoma, and TNBC.**	**US$ 17.18 Billion**
Revlimid	Bristol Myers Squibb	2005	Multiple myeloma, Follicular Lymphoma, myelodysplastic syndromes, mantle cell lymphoma, marginal zonal lymphoma	US$ 12.8 Billion
Opdivo	**Bristol Myers Squibb**	**2014**	**NSCLC, malignant pleural mesothelioma, renal cell carcinoma, classical Hodgkin lymphoma, HNSCC, urothelial carcinoma, CRC, hepatocellular carcinoma, esophageal cancer, gastric cancer, and gastroesophageal junction cancer.**	**US$ 7.52 Billion**
Imbruvica	AbbVie	2015	Mantle Cell Lymphoma; Chronic Lymphocytic Leukemia; Waldenström's Macroglobulinemia; Small Lymphocytic Lymphoma; Marginal Zone Lymphoma	US$ 5.4 Billion
Ibrance	Pfizer	2015	Breast Cancer	US% 5.43 Billion
Perjeta	Genentech	2012	Breast Cancer	US$ 4.28 Billion
Tecentriq	**Genentech**	**2016**	**Bladder Cancer, NSCLC, Breast Cancer, Small Cell Lung Cancer, Hepatocellular Carcinoma, Melanoma**	**US$ 3.58 Billion**

ONCOTELIC THERAPEUTICS

https://www.biospace.com/article/global-top-10-cancer-drugs-by-sales-2021-/

Clinical Efficacy and Safety In Oncology

CLINICAL EFFICACY


Baseline
6 months
10 months
22 months
42 months

PANCREAS
GLIOBLASTOMA
MELANOMA

- TGF-β Antisense platform for solid tumors deep and durable tumor control
- Efficacy and Safety demonstrated in >200 pts across more than 6 company sponsored trials


Active Treatment
Continuing Tumor Reduction (>180 days)
Deep & Durable Tumor Reduction
Δ Tumor Volume (%)
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
500
1000
1500
2000
Days from Baseline

ONCOTELIC THERAPEUTICS

Clinical Efficacy: Glioblastoma

Treatment failure patients (recalcitrant to radiation, surgery, and chemo)

- Objective responses were observed among the 87 evaluable patients treated with OT-101:
- Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and 40 PD (45.9%)
- Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%)
- Best Objective Responses were confirmed with deeper tumor reduction.
- Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 36.9 mos, SD: 14.7 mos, and PD: 5.5mos.



▲Tumor Volume
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
10
100
1000
10000
Days from Baseline
OT-101 CR
OT-101 PR
OT-101 SD
OT-101 PD



Percent survival
110
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
70
OS (months)
OT CR (N=5)
OT PR (N=14)
OT SD (N=28)
OT PD (N=40)

ONCOTELIC THERAPEUTICS

Clinical Efficacy: Pancreatic Cancer

Phase 2- treatment failure pts/ recalcitrant to Whipple and chemo

- **Patient 1006: CR as far out as 77 mos**
  - Surgery: Whipple's procedure
  - 1st line: 5-FU/LV, Dose 425 mg/m2
  - 2nd line: 5-FU/LV, Dose 2600 mg/m2/24hr
  - 3rd line: Gemcitabine, Dose 1000 mg/m2/week
  - OT-101- Liver mets/ Complete Response (Black Line)

- **Patient 1022: OS of 40 months**
  - Surgery: Whipple's procedure
  - 1st line: Radiation therapy (50 Gy)
  - 2nd line: 5FU
  - OT-101- Liver Mets/ Stable Disease (Blue Line)



Liver Mets
Liver+Other Mets
Percent survival
100
50
0
P=0.0077
1022
0
10
20
30
40
50
60
70
80
OS (Months)

1006



Tumor Reduction
2.5
2.0
1.5
1.0
0.5
0.0
1
2
4
8
Visit
1004 / 11.1mos
1006 / 76.2 mos
1017 / 9.2 mos
1019 / 15.6 mos
1022 / 39.7 mos
1023 / 13.4 mos
1026 / 9.3 mos
1028 / 16.1 mos
1029 / 9.8 mos
1035 / 18.2 mos
1047 / 18.9 mos
+20%
-30%

ONCOTELIC THERAPEUTICS

Clinical Efficacy: COVID

- Large surge in TGF-beta during active COVID infection
- An established role of TGF-beta in scarring and late stage post-COVID symptoms
- Strong in vitro activity against SARS-COV-2 on Vero cells
- Positive outcome for OT-101 in phase 2 clinical trial against COVID



Host-pathogen interactions
Clinical manifestations
Innate immune response
Adaptive immune response
Th1/Th17 response
IgM antibodies
IgG antibodies
Stage I (early infection)
Mild infection
Fever, fatigue, myalgia/arthralgia, dry cough, headache, diarrea, anosmia, ageusia
Stage II (pulmonary phase)
Moderate
Pneumonia
± Hypoxia
Stage III (hyperinflammation phase)
Severe · Critical
MAS
ARDS
Death
CSS
Endothelial dysfunction
sHLH
Coagulopathy
Sepsis/Shock
MODS
Stage IV
Convalescent
Sequelae
Organizing pneumonia
Pulmonary fibrosis
Post intensive care syndrome
Post-pulmonary embolism syndrome
Delayed pharmacological toxicity
Psychological effects
TGF-β
Th17
Type I IFNs
NK cells
IL-1, IL-6, TNF-α, Ferritin, Macrophage
Th1
Th17
IL-23/IL-17 Axis
GM-CSF
Prognostic markers
↓ Lym/WBC; ↑ CRP
↓ Lym; ↑ CRP, IL-6, Ferritin, LDH, D-D ± ↑ Neu count, NLR
?
Symptoms onset
5-7
10-14
~21 days
mo
yrs

ONCOTELIC THERAPEUTICS

Efficacy – Improved Survival

- OT-101 is well tolerated in COVID-19 pts with no observed aggravation of cytokine storm ie. increase in IL-6 or CRP.
- OT-101 treatment was effective in reducing the viral load of all treated patients. Viral load reduction greater than 96% on Day 7 occurred in 17 of 19 patients (89%) for OT-101 group versus 6 of 9 patients (67%) for placebo group.
- Day 7 mortality rate of 4.5% for OT-101 vs 20% for placebo for entire population in the study.
- In high- risk patients (PaO2 equal or less than 76 mmHg and age above 35 years), overall mortality was 50% in OT-101 group (5 of 10) vs 66% in placebo group (2 of 3) and median overall survival increased from 4 days for Placebo (N=3) to greater than 30 days for OT-101 (N=10, p=0.003).



Proportion of Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Treatment Group Events/Total Median (95% CI) HR (95% CI) Logrank P-value
OT-101 5/10 NC(4.0,NC) 0.06(0.01,0.72) 0.003
Placebo 2/3 4.0(3.0,5.0) Reference
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Days Since Randomization
OT-101
Placebo
+ Censored
Patients-At-Risk
OT-101 10 10 10 10 10 9 9 9 9 9 8 8 8 8 8 7 7 7 6 6 5 5 5 5 5 4 4 4 3 3 1
Placebo 3 3 3 2 1 1

ONCOTELIC THERAPEUTICS

Clinical Team

- **Fatih Uckun MD PhD (CMO):** Dr. Uckun is an elected Member of the American Society for Clinical Investigation (ASCI), an honor society for physician-scientists. He received numerous awards including the Stohlman Memorial Award of the Leukemia Society of America, the highest honor given to a Leukemia Society Scholar. Dr. Uckun has more than thirty years of professional experience in developmental therapeutics with a special emphasis on targeted therapeutics/precision medicines and biopharmaceuticals. He has published more than 500 peer-reviewed papers.
- **Seymour Fein MD (CRO):** 35-years in drug development. Involved in FDA approvals for over 20 drugs and devices. Dr. Fein began his career at Hoffmann-La Roche Ltd. as a senior research physician and was responsible for a clinical development program that led to U.S. Food and Drug Administration (FDA) approval of recombinant interferon-alpha for cancer treatment. Dr. Fein was also the medical director of Bayer Healthcare Pharmaceuticals (U.S.) where he was responsible for therapeutic areas including gastroenterology, oncology, and cardiology.
- **Anthony Maida PhD (CCO**): Dr. Maida serves or has served on the advisory board of EndPoint BioCapital, Sdn Bhd (Kuala Lumpur, Malaysia), and as an advisor, consultant Toucan Capital, North Sound Capital, The Bonnie J. Addario Lung Cancer Foundation and Pediatric BioScience, Inc. Dr. Maida sat as a board member and Audit Chair of Vitality BioPharma, Inc. (NASDAQ:VBIO), Inc., Innovate Pharma (NASDAQ:INNT), OncosSec Medical, Spectrum Pharmaceuticals, Inc. (NASDAQ:SPPI) for 14 years, Sirion Therapeutics, Inc., and GlycoMetrix, Inc.

Thank You

Dr. Vuong Trieu

- CEO & Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com

ONCOTELIC THERAPEUTICS